1

The Swiss Helvetia
Fund, Inc.

Annual Meeting of Stockholders
May 22, 2008

2

Macro-Economic Topics and
Comments on Financial Markets

CPI in Switzerland (1/31/03 - 3/31/08)
CPI all items (yoy)
CPI Core (yoy)

CPI in Europe (1/31/03 - 3/31/08)
CPI all items (yoy)
CPI Core (yoy)

CPI in United States (1/31/03 - 3/31/08)
CPI all items (yoy)
CPI Core (yoy)

3

Consumer Price Indexes Comparisons (CPI)

1 Year Swiss Governement Bond Yield
(1/01/02 - 4/30/08)

3.75
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08

4

10 Year Swiss Government Bond Yield

(1/01/02 - 4/30/08)

4.00
3.50
3.00
2.50
2.00
1.50
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08

5

Swiss Economy : GDP
seasonally adjusted / quarterly y-o-y (real)
(12/31/99 - 12/31/07)

6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
Dec-99
Apr-00
Aug-00
Dec-00
Apr-01
Aug-01
Dec-01
Apr-02
Aug-02
Dec-02
Apr-03
Aug-03
Dec-03
Apr-04
Aug-04
Dec-04
Apr-05
Aug-05
Dec-05
Apr-06
Aug-06
Dec-06
Apr-07
Aug-07
Dec-07

6

Swiss Economy : Jobless Rate
(12/31/93 - 4/30/08)

6.0
5.0
4.0
3.0
2.0
1.0
0.0
Dec-93
Sep-94
Jun-95
Mar-96
Dec-96
Sep-97
Jun-98
Mar-99
Dec-99
Sep-00
Jun-01
Mar-02
Dec-02
Sep-03
Jun-04
Mar-05
Dec-05
Sep-06
Jun-07
Mar-08

7

USDCHF ↓ 1.0452 +.0016 ANON 1.0451/1.0453 CurncyGPO
At 19:29 Op 1.0437 Hi 1.0453 Lo 1.0433 Prev 1.0436 Value 5/14/08
USDCHF CMPN CURNCY
Hide
GPO - Bar Chart
Page 1/39
Range 01/01/99 - 04/25/08 Upper Bar Chart Mov. Avgs Currency CHF
Period Weekly
Events
1.8000
1.6000
1.4000
1.2000
1.0000
-47.07% (-9.04%ann.)
Dec 31 1999
Dec 28 2001
Dec 26 2003
Dec 30 2005
Dec 28 2007
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2008 Bloomberg Finance L.P.
G563-380-2 12-May-2008 19:29:39

8

EURCHF ↑ 1.6231 +.0000 ANON 1.6230/1.6232 ANON
At 19:33 Op 1.6231 Hi 1.6233 Lo 1.6221 Prev 1.6231 Value 5/14/08
EURCHF CMPN CURNCY
Hide
GPO - Bar Chart
Page 1/164
Range 01/01/99 - 04/30/08 Upper Bar Chart Mov. Avgs Currency CHF
Period Daily
Events
1.7000
1.6500
1.6000
1.5500
1.5000
1.4500
-8.86% (-6.10%ann.)
Dec 31 1999
Dec 31 2001
Dec 31 2003
Dec 30 2005
Dec 31 2007
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2008 Bloomberg Finance L.P.
G563-380-2 12-May-2008 19:33:04

9

0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
-0.1
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
France
Italy
Spain

10

10 Year French, Italian and Spanish Government Bond Spreads

vs. Germany

(1/1/99 – 4/30/08)

EURO AREA
CORPORATE BOND YIELD SPREADS
FINANCIAL SPREADS
CREDIT CONCERNS
ARE DIMINISHING
BANK SPREADS
%
2.0
1.5
1.0
.5
2002
2004
2006
2008
SOURCE: LEHMAN BROTHERS
© BCA Research 2008

11

Debt Spreads of Financial Sector in Europe

<HELP> for explanation.
99<GO> to save current selections
P064 Index GCDS
Pricing Source CMAN
Page 1/10 CDS Sector Graph
Region, Sector, Rating
Europe
Banks
Inv. Grade
5Yr CDS History
Term Structure
Normalize
Period 6 Months
Credit Suisse
UBS
Spread (bps)
250
200
150
100
50
0
11/07
01/08
03/08
05/08
Reference Name
5Y Sprd.
118) Bayerische Landesbank 68.0
119) Commerzbank 67.5
120) Credit Suisse 66.8
121) Barclays 66.5
122) Credit Agricole 63.6
123) UBS 62.7
124) Deutsche 62.0
125) Banca Monte 61.8
126) Abbey Nat 58.0
127) Banco Comercial Portugues 57.8
128) Bayerische Hypo- und Verei 56.8
129) Societe Gen 55.3
130) ABN Amro 52.7
131) Danske Bank 52.2
132) Standard Chartered 52.1
133) Lloyds 51.5
134) ING 51.5
135) Santander 51.0
30) Spreads(CDSH)
40) Term Structure(CDHT)
50) Switch(CHSA)
60) Sector(GCDS)
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2008 Bloomberg Finance L.P.
G569-1079-0 12-May-2008 10:52:39

12

Swiss Banks: cost of credit insurance

V3X 19.42Y as of close 5/ 9
Index GPO
10:51 "HHFA GY" Last Trade (53.83) < 62
V3X INDEX
Hide
GPO - Bar Chart
Page 1/18
Range 06/01/07 - 04/30/08 Upper Bar Chart Mov. Avgs
Currency EUR
Period Daily
Lower None Mov. Avg 15
Events
Last 19.47
High on 01/22/08 37.29
Average 22.03
Low on 06/20/07 13.79
35
30
25
20
15
Jun 29
Jul 31
Aug 31
Sep 28
Oct 31
Nov 30
Dec 28
2007
Jan 31
Feb 29
Mar 31
Apr 30
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000
Copyright 2008 Bloomberg Finance L.P.
G569-1079-3 12-May-2008 10:55:28

13

Swiss Market  Implied Volatility: cost of hedging

14

Swiss Helvetia Fund and Swiss
Market Performance Analysis

15

Swiss Performance Index (SPI) Industry Groups

Performance in Swiss Francs YTD as of 04/30/08

*includes real estate companies

- 9.11%

ENTIRE SPI

- 8.70%

Basic Resources

- 5.29%

Utilities

- 15.29%

Retail

- 20.09%

Technology

- 11.32%

Financial Services*

- 12.66%

Construction

+ 3.96%

Chemicals

- 18.99%

Personal & Household Goods

5.01%

Insurances

2.35%

Industrial Goods & Services

22.01%

Banks

2.85%

Food and Beverages

11.28%

Healthcare

          YTD

Industry Group

16

       SWZ 10 Largest Holdings
as of 04/30/08

                     0.16%

                     2.79%

TEMENOS GROUP AG

not part of SPI

                     2.83%

ATEL HOLDING AG

                     0.57%

                     2.85%

ACTELION LTD

                     6.93%

                     3.25%

ABB LTD

                     0.17%

                     3.28%

BKW FMB ENERGIE AG

                     6.60%

                     5.30%

UBS AG

                12.98%

                     6.50%

NOVARTIS AG

                     2.93%

                     8.51%

SYNGENTA AG

                11.40%

                     9.91%

ROCHE HOLDING AG

                18.35%

                15.66%

NESTLE SA

% of SPI

% of SWZ

Cash, 8.9%
Real Estate / Infrastructure, 3.2%
Derivatives, 1.5%
Private Equity, 0.9%
Basic ressources, 2.5%
Utilities, 9.2%
Retailers, 1.4%
Technology, 2.8%
Construction, 0.7%
Chemicals (industrial and agri.), 8.5%
Luxury and Personal good and Services, 2.6%
Industrials Goods and services, 8.3%
Banks, 8.4%
Food, 17.5%
Healthcare, 23.7%

17

SWZ Sector Allocation 04/30/08

Basic ressources
Utilities
Energy
Telecom
Retailers
Technology
Financial Services
Construction
Luxury and Personal good and Services
Chemicals (industrial and agri.)
Insurance
Industrials
Banks
Food
Healthcare
-10.00%
-8.00%
-6.00%
-4.00%
-2.00%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%

18

SWZ Sector Active Weight vs. SPI (04/30/08)

19

SWZ: Private Equity Portfolio (04/30/08)

Total invested : 1% in Limited Partnerships

a) Buyout:   0.85%

b) Venture:  0.15%

Total invested plus commitments :

             a) Buyout :   2.5%

             b) Venture  : 0.8%

20

The Swiss Helvetia Fund: portfolio statistics
4/30/08

SWZ BETA

0.73

SWZ PORTFOLIO VOLATILITY
(100 days annualized)

21%

BENCHMARK VOLATILITY
(100 days annualized)

25%

The Swiss Helvetia Fund, Inc. Total Return
Comparative Summary
YTD 4/30/08

21

Year to Date

4/30/08

Performance in Swiss Francs

SWZ (NAV)

-12.90%

Swiss Performance Index (SPI)

-9.11%

Performance in U.S. Dollars

SWZ (NAV)

-5.33%

SWZ share price

-1.88%

S&P 500 Index

-5.03%

Change in U.S. Dollar vs Swiss Franc

8.00%

1 EquityRPT

Hit Page for all Equity returns

Ranked Returns: Index Members

PAGE 1/ 2

Index: SMI — SWISS MARKET IND — Base Currency CHF

20 Members

Start Date	End Date
3/17/08 to	4/30/08
6774.26 -	7529.00
Return:	11.14%

BEST PERFORMING MEMBERS

Rank	Member	Return
1)	UBS AG-REG	50.00
2)	CLARIANT AG-REG	49.67
3)	SWISS LIFE H-REG	36.36
4)	ABB LTD-REG	34.12
5)	BALOISE HOLD-REG	33.14
6)	CREDIT SUISS-REG	27.77
7)	ADECCO SA-REG	21.15
8)	CIE FINANCI-BR A	19.72
9)	NOVARTIS AG-REG	14.22
10)	BAER HLDG-REG	13.25

WORST PERFORMING MEMBERS

Rank	Member	Return
11)	SYNGENTA AG-REG	11.43
12)	SWISSCOM AG-REG	11.40
13)	SWISS RE-R	10.42
14)	ZURICH FINL -REG	9.21
15)	HOLCIM LTD-REG	4.41
16)	SWATCH GROUP-BR	3.32
17)	SYNTHES INC	2.22
18)	NESTLE SA-REG	1.22
19)	ROCHE HLDG-GENUS	-5.11
20)	NOBEL BIOCAR-REG	-19.14

Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2008 Bloomberg Finance L.P.
6927-1079-0 13-May-2008 13:41:18

22

Best and Worst Performers on the Swiss Market

(large caps) in Swiss Francs during the most recent rebound in the market from 3/17/08 to 04/30/08

6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
-12.00%
-14.00%
-16.00%
-18.00%
-20.00%
12/28/07
1/4/08
1/11/08
1/18/08
1/25/08
2/1/08
2/8/08
2/15/08
2/22/08
2/29/08
3/7/08
3/14/08
3/21/08
3/28/08
4/4/08
4/11/08
4/18/08
4/25/08

23

The Swiss Helvetia Fund Total Return Comparative Summary
YTD 4/30/08

SWZ minus SPI
-3.8%

SPI Perf. YTD

$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$10,000.00
$9,812.23
Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar

24

SWZ: Performance Analysis
ytd 12/31/07 - 4/30/08 (USD)

S&P 500 total return : - 5.03%

Share price total return in USD: - 1.88%

Performance of Fund

In local currency :

-12.90%

Swiss Francs

vs. USD:

+8.00%

Discount

Impact:

+4.31%

$10,600
$10,400
$10,200
$10,000
$9,800
$9,600
$9,400
$9,200
$10,000.00
$9,660.96
Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar

25

SWZ: Performance Analysis
calendar year 12/31/06 - 12/31/07 (USD)

Share price total return in USD: - 3.39%

S&P 500 total return : + 5.49%

Performance of Fund

In local currency:

-2.67%

Swiss Francs

vs. USD:

+7.25%

Discount

Impact:

-7.45%

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$10,000.00
$26,447.80
Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar

26

SWZ: Cumulative Performance Analysis
5 calendar years 12/31/02 - 12/31/07 (USD)

S&P 500 total return : + 27.25%

Share price total return in USD: + 164.48%

Performance of Fund

In local currency :

+107.01%

Swiss Francs

vs. USD:

+18.12%

Discount

Impact:

+8.16%

Total return YTD as of 4/30/08	Total returns of year ended December 31 2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	Cumulative Performance 12/31/96 - 4/30/08
Swiss Helvetia Fund	-12.90%	-2.67%*	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	156.81%*
Swiss Performance Index (SPI)	-9.11%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.35%	55.19%	150.59%
Swiss Market Index (SMI)	-11.26%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	90.98%
iShares Switzerland[2]	-9.94%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	103.42%
CS EF Swiss Blue Chips[3,7]	-10.63%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	102.74%
UBS (CH) Equity Fund[4,7]	-9.32%	-2.55%	18.95%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	101.86%
Pictet (CH) - Swiss Equities[5,7]	-10.56%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	117.81%
Saraswiss (Bank Sarasin)[6,7]	-9.90%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	89.80%

Sources: Bloomberg, management companies' websites and Citigroup Fund Services.

[1] Performance of funds is based on changes in the fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2] Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60 12/31/00 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.61, 12/31/02 = 1.39, 12/31/03 = 1.25, 12/31/05 = 1.15, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 4/30/08 = 1.05

[3] This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality

[4] This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5] This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

[6] This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

[7] These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

* Not including the rights offering dilution, the NAV performance of 2007 was 4.00% resulting in a cumulative performance of 174.41% as of 4/30/08 in Swiss Franc terms.

27

Peer Group Performance Comparison in Swiss Francs as of
4/30/081

12%
10%
8%
6%
4%
2%
0%
3.65%
6.57%
7.47%
9.70%
2.59%
5.88%
6.67%
7.00%
10.97%
11.04%
10.42%
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
payout per year / average share price for the year (monthly observations)
payout average

28

SWZ Distribution Yield
1/1/97 - 12/31/07

7.45%

29

SWZ: investment strategy

1.

Private Equity : exploiting synergies between private and public equity in venture and buyout, developing a portfolio mix to diversify investment types and time to exit (cash flow management)

2.

Derivatives: purchase options on indices (SMI, SMI mid Cap)
for cash equitization (pre-investing) and hedge.
Purchase options on individual stocks for hedging or manage capital more effectively in specific instances.
In times where there we believe there is  downside risk  to volatility and potential for sideways markets (time decay impact), derivatives will not be actively used.

3.

Listed Equity : find market inefficiencies and liquidity premiums

30

Swiss Market Outlook

Industrial companies : inflation vs growth, valuation multiple no longer expanding,
limitation due to capacity utilization, questions on order intake         perspective
mixed

Financials : low valuation in terms of price to asset under management, balance
sheet crisis most likely over but earnings power diminished         outlook improving

Healthcare : very low valuation but corporate initiative needed (m&a, restructuring
programs and R&D partnership)         outlook improving

Food producers : pricing  power a necessity to combat cost inflation, growth still
present. Market share, branding to sustain margin         outlook stable

Luxury goods : some cost inflation, but Asian consumer a big positive

         Outlook stable to improving

Private equity: credit market dislocations  affect very large deals but reduce the valuation target companies, financing readily available for mid size and small size
deal              more opportunities now to realized higher future returns

Marketing

Marketing Efforts Since May 2007

On July 28, 2007 the Fund participated in the annual Swiss National Day Celebration in
New York City.  This celebration included various traditional Swiss attractions including music, crafts and food.  The event attracted approximately 2,500 attendees.  The Fund had a booth where information on the Fund was distributed along with key chains with the Fund’s new logo.

Ease of movement between topics

Graphics that are quick to upload

Faster updating of information

On September 20, 2007 the Fund attended the 6th Annual Alumni Garden Party at the
Embassy of Switzerland in Washington, D.C.  This event was hosted by Ambassador and
Mrs. Urs Ziswiler.

On August 3, 2007 the Fund launched its new user-friendly website.  This website includes the new Swiss Helvetia logo which was established through the Swiss Roots program.  Focus on this website is:

On August 1, 2007 the Fund co-sponsored the Swiss National Day in New York.  The festivities included live bands and a light show.  The fund distributed flashlight key chains to the approximate 1000 revelers.

Marketing Efforts Since May 2007 cont’d

Highlight in the Swiss Roots quarterly newsletter which included the launch of the new
 www.swz.com  website, the 20th anniversary celebration of the Swiss Helvetia Fund, and the closing bell ceremony at the New York Stock Exchange.  This article included a link to the webcast of the closing bell ceremony.

Participation in the virtual forum for the Closed End Fund Association on December 4,
2007.

Monthly advertisement in The New Swiss Journal.

Ongoing efforts in keeping www.swz.com up to date with current news and statistics.

Mailing of quarterly reports to all Swiss Consulates in the U.S.

Stock Repurchase Program
Basic Data

Stock Repurchase Program 2008 (as of 4/30/08)

¹ Issue of 8,148,552 shares through rights offering.

² Dividend distribution of 1,204,020 shares issued 1/29/08.

$277,875

Net gain for the Fund

12.76%

Average discount

$15.53

Average purchase price

121,870

Shares repurchased

33,238,757²

Outstanding shares as of 4/30/08

32,547,207¹

Outstanding shares as of 6/28/07

24,397,655

Outstanding shares as of 12/31/06

35